CREDIT SUISSE  INTERNATIONAL

One Cabot Square,           Telephone 020 7888 8888
London E14 4QJ              www.credit-suisse.com

                                          Facsimile Cover Sheet

To:                                 Wells Fargo Bank,  N.A., not in its  individual or corporate  capacity but solely as Trust  Administrator  on behalf of the Adjustable  Rate Mortgage
                                    Trust 2006-3

Attention:                          Heakyung Chung, CSIN Marketer

Fax number:                         To be delivered by Heakyung Chung

Date:                               31 July 2006

Pages (including cover page):       5

Our Reference No: External ID: 53137787NOV / Risk ID: 447505471, 447505482

Credit Suisse  International  has entered into a transaction with you as attached.  Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified  therein,  please arrange for the  Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products:                                For Equity Derivatives:
Telephone Numbers: (212) 538-9370                          Telephone numbers: (212) 538-4437 / (212) 538-8297 /
Facsimile number: (917) 326-8603                           (212) 325-5119
Email: list.otc-inc-accept-ny@credit-suisse.com            Facsimile number: (212) 325-8173

For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY  NOTICE:  This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain  information which is privileged and  confidential.  If the reader of this message is not the intended  recipient or an employee or agent  responsible  for delivering the message to the intended  recipient,  you are hereby notified that any dissemination,  distribution or copying of this communication is strictly  prohibited.  If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

Registered Office as above.
Registered with unlimited liability in England under No. 2500199
Authorised and regulated by The Financial Services Authority
VAT No: GB 447 0737 41

                                          Novation Confirmation

Date:    31 July 2006

To:       Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trust Administrator on behalf of the Adjustable Rate Mortgage Trust 2006-3

To:      Credit Suisse Management LLC

From:    Credit Suisse International ("CSIN")

Re:      Novation Transaction

External ID: 53137787NOV
______________________________________________________________________________

Dear Sir/Madam:

         The purpose of this letter is to confirm the terms and  conditions  of the  Novation  Transaction entered into between the parties and  effective  from the Novation  Date  specified  below.  This Novation
Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

         1.       The  definitions  and provisions  contained in the 2004 ISDA Novation  Definitions  (the
"Definitions")  and the terms and  provisions of the 2000 ISDA  definitions  (the "Product  Definitions"), each as published by the International  Swaps and Derivatives  Association,  Inc. and amended from time to time, are incorporated in this Novation  Confirmation.  In the event of any inconsistency  between (i) the
Definitions,  (ii) the  Product  Definitions  and/or  (iii)  the  Novation  Agreement  and  this  Novation
Confirmation,  this  Novation  Confirmation  will govern.  In the event of any  inconsistency  between the
Novation  Confirmation and the New  Confirmation,  the New Confirmation will govern for the purpose of the
New Transaction.

         2.       The terms of the Novation  Transaction to which this Novation  Confirmation  relates are as follows:

           Novation Date:                                    31 July 2006

           Novated Amount:                                   USD  283,377,435  subject to adjustment as set out in
                                                             the Additional Terms of the New Confirmation

           Transferor:                                       Credit Suisse Management LLC

           Transferee:                                       Wells  Fargo Bank,  N.A.,  not in its  individual  or
                                                             corporate capacity but solely as Trust  Administrator
                                                             on  behalf  of the  Adjustable  Rate  Mortgage  Trust
                                                             2006-3

           Remaining Party:                                  Credit Suisse International

           New Agreement (between  Transferee and Remaining  1992 ISDA Master Agreement dated as of
           Party):                                           31  July  2006,   identified   therein  as  the  "Cap
                                                             Agreement"

         3.       The terms of the Old  Transaction  to which  this  Novation  Confirmation  relates,  for identification purposes, are as follows:

           Trade Date of Old Transaction:                                   19 July 2006
           Effective Date of Old Transaction:                               31 July 2006
           Termination Date of Old Transaction:                             25 July 2011

         4.       The terms of the New  Transaction to which this Novation  Confirmation  relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

           Full First Calculation Period:                                 Applicable

         5.       Miscellaneous Provisions:

           Non-Reliance:                                                  Applicable

For the purpose of facilitating this  Transaction,  an Affiliate of CSIN, which is organized in the United
States of America (the  "Agent"),  has acted as agent for CSIN.  The Agent is not a principal with respect to this  Transaction  and shall have no  responsibility  or liability  to the parties as a principal  with respect to this Transaction.

Credit Suisse  International  is authorized  and  regulated by the  Financial  Services  Authority and has entered into this  transaction  as principal.  The time at which the above  transaction  was executed will be notified to the parties on request.

         The  parties  confirm  their  acceptance  to be bound  by this  Novation  Confirmation  as of the
Novation Date by executing a copy of this Novation  Confirmation  and returning it to us. The  Transferor, by  its  execution  of a  copy  of  this  Novation  Confirmation,  agrees  to the  terms  of the  Novation
Confirmation  as it relates to the Old  Transaction.  The  Transferee,  by its execution of a copy of this
Novation  Confirmation,  agrees  to the  terms  of the  Novation  Confirmation  as it  relates  to the New
Transaction.

Credit Suisse International

By:.........................................
 Name:
 Title:

Credit Suisse Management LLC

By:.........................................
 Name:
 Title:

Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trust Administrator on behalf of the Adjustable Rate Mortgage Trust 2006-3

By:.........................................
 Name:
 Title:

Our Reference No: External ID: 53137787NOV / Risk ID: 447505471, 447505482

                                                EXHIBIT A

This New Confirmation amends, restates and supersedes in its entirety all Confirmation(s) dated prior to the date hereof in respect of this New Transaction.

CREDIT SUISSE INTERNATIONAL

One Cabot Square,           Telephone 020 7888 8888
London E14 4QJ              www.credit-suisse.com

                                               Facsimile Cover Sheet

To:                                 Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trust Administrator on behalf of the Adjustable Rate Mortgage Trust 2006-3

Attention:                          Heakyung Chung, CSIN Marketer

Fax number:                         To be hand delivered by Heakyung Chung

Date:                               31 July 2006

Pages (including cover page):       8

Our Reference No: External ID: 53137787N3 / Risk ID: 447505471, 447505482

Credit Suisse  International  has entered into a transaction  with you as attached.  Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you  agree  with the  terms  specified  therein,  please  arrange  for the  Confirmation  to be  signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products:                                For Equity Derivatives:
Telephone Numbers: (212) 538-9370                          Telephone numbers: (212) 538-4437 / (212) 538-8297 /
Facsimile number: (917) 326-8603                           (212) 325-5119
Email: list.otc-inc-accept-ny@credit-suisse.com            Facsimile number: (212) 325-8173

For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY  NOTICE:  This  facsimile is intended  only for the use of the  individual or entity to which it is addressed and may contain  information which is privileged and  confidential.  If the reader of this message is not the intended  recipient or an employee or agent  responsible for delivering the message to the intended  recipient, you are  hereby  notified  that any  dissemination,  distribution  or  copying of this  communication  is  strictly prohibited.  If you have received  this  communication  in error,  please  notify us  immediately  by telephone and return the original message to us by mail. Thank you.

                                                                                         Registered Office as above
                                                   Registered with unlimited liability in England under No. 2500199
                                                       Authorised and Regulated by the Financial Services Authority
                                                                                             VAT No: GB 447 0737 41

                                                                                                       31 July 2006

Wells Fargo Bank, NA
9062 Old Annapolis Road
Columbia, Maryland  21045
Attn:  Diane TenHoopen
Fax:  410-715-2380

External ID: 53137787N3

______________________________________________________________________________

Dear Sirs,

The purpose of this letter  agreement  (this  "Confirmation")  is to confirm the terms and  conditions  of the Swap
Transaction  entered  into  between  us  on  the  Trade  Date  specified  below  (the  "Swap  Transaction").   This
Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this  Confirmation  "CSIN" means Credit Suisse  International and  "Counterparty"  means Wells Fargo Bank, N.A., not in its individual or corporate  capacity but solely as Trust  Administrator  on behalf of the  Adjustable  Rate
Mortgage Trust 2006-3.

1.       The definitions and provisions  contained in the 2000 ISDA Definitions (as published by the  International
         Swaps and Derivatives  Association,  Inc.) are incorporated  into this  Confirmation.  In the event of any inconsistency  between those  definitions and provisions and this  Confirmation,  this  Confirmation  will govern.

         This Confirmation  supplements,  forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 31 July 2006 as amended  and  supplemented  from time to time (the  "Agreement"),  between  you and us, identified  therein  as the "Cap  Agreement."  All  provisions  contained  in the  Agreement  govern  this
         Confirmation except as expressly modified below.

         CSIN and  Counterparty  each  represents  to the other that it has entered into this Swap  Transaction  in reliance upon such tax,  accounting,  regulatory,  legal,  and financial  advice as it deems necessary and not upon any view expressed by the other.

     2.  The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

                  Transaction Type:                    Rate Cap Transaction

                  Notional Amount:                     USD  283,377,435  subject to  amortization as set out in the
                                                       Additional Terms provision of this Confirmation

                  Trade Date:                          19 July 2006

                  Effective Date:                      31 July 2006

                  Termination Date:                    25 July 2011,  subject to adjustment in accordance  with the
                                                       Following Business Day Convention

         Fixed Amounts:

                  Fixed Rate Payer:                    Counterparty

                  Fixed Rate Payer
                  Payment Date:                        31 July 2006,  subject to adjustment in accordance  with the
                                                       Following Business Day Convention

                  Fixed Amount:                        USD 822,000

         Floating Amounts:

                  Floating Rate Payer:                 CSIN

                  Floating Rate
                  Period End Dates:                    The 25th of each month,  commencing  on 25  September  2006, and ending on the Termination  Date,  inclusive,  subject to adjustment  in accordance  with the  Following  Business Day
                                                       Convention

                  Initial Floating Rate Payer
                  Calculation Period:                  From  and  including  25  August  2006 to but  excluding  25
                                                       September  2006,  subject to adjustment  in accordance  with the Following Business Day Convention

                  Floating Rate
                  Payment Dates:                       One  Business  Day prior to each  Floating  Rate  Period End
                                                       Date

                  Cap Rate:                            See the Additional Terms provision of this Confirmation

                  Floating Rate Option:                USD-LIBOR-BBA, subject to a maximum rate of        9.820%

                  Designated Maturity:                 1 month

                  Spread:                              None

                  Floating Rate
                  Day Count Fraction:                  Actual/360

                  Reset Dates:                         The first day of each Calculation  Period,  commencing on 25
                                                       August 2006

                  Compounding:                         Inapplicable

         Business Days:                                New York

         Calculation Agent:                            CSIN

         Account Details:

                  Payments to CSIN:                    As advised separately in writing

                  Payments to Counterparty:            Wells Fargo Bank, N.A.
                                                       San Francisco, California
                                                       ABA 121-000-248
                                                       Account Number: 3970771416
                                                       Account Name: Corporate Trust Clearing
                                                       FFC:  50933002,  ARMT 2006-3,  Class 4-A-2 Interest Rate Cap
                                                       Account

For the purpose of facilitating  this  Transaction,  an Affiliate of CSIN,  which is organized in the United States of  America  (the  "Agent"),  has acted as agent  for  CSIN.  The Agent is not a  principal  with  respect  to this
Transaction  and shall have no  responsibility  or  liability  to the parties as a principal  with  respect to this
Transaction.

Credit Suisse  International is authorized and regulated by the Financial  Services  Authority and has entered into this  transaction  as  principal.  The time at which  the  above  transaction  was  executed  will be  notified  to
Counterparty on request.

                                   ADDITIONAL TERMS

-------------------------------------------------------------------------------------
    Calculation Period up to but           Notional Amount:           Cap Rate:
  excluding the Period End Date*
       scheduled to occur on:
-------------------------------------------------------------------------------------
          25-September-2006                 USD 283,377,435             6.525%
-------------------------------------------------------------------------------------
           25-October-2006                  USD 277,323,650             6.751%
-------------------------------------------------------------------------------------
          25-November-2006                  USD 271,346,586             6.525%
-------------------------------------------------------------------------------------
          25-December-2006                  USD 264,825,435             6.753%
-------------------------------------------------------------------------------------
           25-January-2007                  USD 259,076,881             6.527%
-------------------------------------------------------------------------------------
          25-February-2007                  USD 253,521,075             6.527%
-------------------------------------------------------------------------------------
            25-March-2007                   USD 248,217,673             7.252%
-------------------------------------------------------------------------------------
            25-April-2007                   USD 242,916,432             6.527%
-------------------------------------------------------------------------------------
             25-May-2007                    USD 237,895,933             6.752%
-------------------------------------------------------------------------------------
            25-June-2007                    USD 232,890,315             6.527%
-------------------------------------------------------------------------------------
            25-July-2007                    USD 228,056,206             6.753%
-------------------------------------------------------------------------------------
           25-August-2007                   USD 223,311,937             6.527%
-------------------------------------------------------------------------------------
          25-September-2007                 USD 218,655,842             6.527%
-------------------------------------------------------------------------------------
           25-October-2007                  USD 214,086,287             6.752%
-------------------------------------------------------------------------------------
          25-November-2007                  USD 209,040,605             6.528%
-------------------------------------------------------------------------------------
          25-December-2007                  USD 204,574,955             6.754%
-------------------------------------------------------------------------------------
           25-January-2008                  USD 200,154,309             6.528%
-------------------------------------------------------------------------------------
          25-February-2008                  USD 195,929,296             6.528%
-------------------------------------------------------------------------------------
            25-March-2008                   USD 188,323,182             6.984%
-------------------------------------------------------------------------------------
            25-April-2008                   USD 184,182,590             6.517%
-------------------------------------------------------------------------------------
             25-May-2008                    USD 179,805,320             6.742%
-------------------------------------------------------------------------------------
            25-June-2008                    USD 175,959,896             6.517%
-------------------------------------------------------------------------------------
            25-July-2008                    USD 172,185,964             6.742%
-------------------------------------------------------------------------------------
           25-August-2008                   USD 168,482,201             6.517%
-------------------------------------------------------------------------------------
          25-September-2008                 USD 164,740,620             6.517%
-------------------------------------------------------------------------------------
           25-October-2008                  USD 161,175,281             6.743%
-------------------------------------------------------------------------------------
          25-November-2008                  USD 157,676,242             6.517%
-------------------------------------------------------------------------------------
          25-December-2008                  USD 154,149,280             6.743%
-------------------------------------------------------------------------------------
           25-January-2009                  USD 150,677,057             6.517%
-------------------------------------------------------------------------------------
          25-February-2009                  USD 146,971,347             6.519%
-------------------------------------------------------------------------------------
            25-March-2009                   USD 140,757,962             7.234%
-------------------------------------------------------------------------------------
            25-April-2009                   USD 137,482,180             6.511%
-------------------------------------------------------------------------------------
             25-May-2009                    USD 133,771,235             6.738%
-------------------------------------------------------------------------------------
            25-June-2009                    USD 130,179,209             6.513%
-------------------------------------------------------------------------------------
            25-July-2009                    USD 127,051,215             6.738%
-------------------------------------------------------------------------------------
           25-August-2009                   USD 124,022,255             6.514%
-------------------------------------------------------------------------------------
          25-September-2009                 USD 122,830,585             6.514%
-------------------------------------------------------------------------------------
           25-October-2009                  USD 120,532,900             6.739%
-------------------------------------------------------------------------------------
          25-November-2009                  USD 118,277,974             6.513%
-------------------------------------------------------------------------------------
          25-December-2009                  USD 116,065,014             6.738%
-------------------------------------------------------------------------------------
           25-January-2010                  USD 113,893,240             6.513%
-------------------------------------------------------------------------------------
          25-February-2010                  USD 111,761,890             6.513%
-------------------------------------------------------------------------------------
            25-March-2010                   USD 109,670,213             7.237%
-------------------------------------------------------------------------------------
            25-April-2010                   USD 107,617,473             6.513%
-------------------------------------------------------------------------------------
             25-May-2010                    USD 105,602,949             6.738%
-------------------------------------------------------------------------------------
            25-June-2010                    USD 103,625,930             6.513%
-------------------------------------------------------------------------------------
            25-July-2010                    USD 101,685,722             6.738%
-------------------------------------------------------------------------------------
           25-August-2010                    USD 99,781,642             6.513%
-------------------------------------------------------------------------------------
          25-September-2010                  USD 97,913,018             6.513%
-------------------------------------------------------------------------------------
           25-October-2010                   USD 96,079,194             6.738%
-------------------------------------------------------------------------------------
          25-November-2010                   USD 94,279,524             6.512%
-------------------------------------------------------------------------------------
          25-December-2010                   USD 92,513,373             6.737%
-------------------------------------------------------------------------------------
           25-January-2011                   USD 90,780,120             6.512%
-------------------------------------------------------------------------------------
          25-February-2011                   USD 88,055,131             6.513%
-------------------------------------------------------------------------------------
            25-March-2011                    USD 82,759,237             7.246%
-------------------------------------------------------------------------------------
            25-April-2011                    USD 80,971,911             6.522%
-------------------------------------------------------------------------------------
             25-May-2011                     USD 77,137,384             6.736%
-------------------------------------------------------------------------------------
            25-June-2011                     USD 67,709,820             6.491%
-------------------------------------------------------------------------------------
            25-July-2011                     USD 22,821,289             7.277%
-------------------------------------------------------------------------------------

* Subject to adjustment in accordance with the Following Business Day Convention.

Please  confirm that the  foregoing  correctly  sets forth the terms of our agreement by executing the copy of this
Confirmation enclosed for that purpose and returning it to us.

                                                        Yours faithfully,

                                                        Credit Suisse International

                                                         By:_____________________________
                                                            Name:
                                                            Title:

Confirmed as of the date first written above:

Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trust Administrator on behalf of the Adjustable Rate Mortgage Trust 2006-3

By:________________________________
     Name:
     Title:

Our Reference No: External ID:  53137787N3 / Risk ID: 447505471, 44750582